                                                                  CONFORMED COPY




                                 AMENDMENT NO. 1


                            Dated as of March 6, 1995

                                       to

                  FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

                          Dated as of October 14, 1994


          CABLEVISION SYSTEMS CORPORATION, a Delaware corporation (the "Company"), the Restricted Subsidiaries (as defined in the Credit Agreement referred to below), the banks parties to such Credit Agreement (the "Banks"), BANK OF MONTREAL, Chicago Branch, THE BANK OF NEW YORK, THE BANK OF NOVA SCOTIA, THE CANADIAN IMPERIAL BANK OF COMMERCE and NATIONSBANK OF TEXAS, N.A., as Co-Agents (the "Co-Agents"), and TORONTO DOMINION (TEXAS), INC., as Agent (the "Agent"), agree as follows:

                                    ARTICLE I

                                   AMENDMENTS

          Section 1.1. CREDIT AGREEMENT. Reference is made to the Fourth Amended and Restated Credit Agreement dated as of October 14, 1994 among the Company, the Restricted Subsidiaries, the Banks, the Co-Agents and the Agent (the "Credit Agreement"). Terms used in this Amendment No. 1 (this "Agreement") that are not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement. The Credit Agreement as amended by this Agreement (the "Amended Credit Agreement") is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

          Section 1.2. CERTAIN AMENDMENTS. Upon and after the Amendment Effective Date (as defined in Section 1.3 hereof):

          (a) Section 1.01 of the Credit Agreement shall be amended by (i) inserting the words "(less the aggregate principal amount of the Revolving Credit Loans and Letter of Credit Liabilities then outstanding on such day) PLUS CNJ Availability on such day PLUS Net Cash Proceeds from the issuance of New Subordinated Debt used to prepay Loans at any time during such period as to which no notice has been given pursuant to Section 2.04(c)(i)(A) stating that such Net Cash Proceeds shall


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constitute Refunding Proceeds" after the words "Total Available Revolving Credit
Commitment as of the first day of such period" set forth in the defined term "Free Cash Flow Coverage Ratio" set forth therein, (ii) inserting the following defined term in the appropriate alphabetical order: "'CNJ AVAILABILITY' shall mean, as of any date, the CNJ Commitment as of such date MINUS CNJ Loans outstanding each as of such date." and (iii) deleting the ")" after the word "Proceeds" set forth in clause (iii) of the defined term "Total Debt Expense" and inserting ")" after the words "CNYC Agreement" set forth in clause (iv) thereof.

          (b) Section 9.25(a) of the Credit Agreement shall be amended by deleting the paragraphs set forth under the column headings "PERIOD" and "RATIO" and inserting the following in lieu thereof:

     "from and including the Effective
          Date to and including the
          Quarter ended December 31, 1996         1.50 to 1

     from and including January 1, 1997
          to and including the Quarter ended
          December 31, 1997                       1.75 to 1

     on and after the Quarter ended
          March 31, 1998                          2.00 to 1".


          (c) Section 9.26 of the Credit Agreement shall be amended by deleting the paragraphs set forth under the column headings "PERIOD" and "RATIO" and inserting the following in lieu thereof:

     "from and including the Effective Date
          to and including December 31, 1994      6.50 to 1

     from and including January 1, 1995 to
          and including September 30, 1995        6.75 to 1

     from and including October 1, 1995 to
          and including March 31, 1996            6.50 to 1

     from and including April 1, 1996 to
          and including September 30, 1996        6.25 to 1

     from and including October 1, 1996 to
          and including March 31, 1997            6.00 to 1

     from and including April 1, 1997 to
          and including September 30, 1997        5.75 to 1

     from and including October 1, 1997 to
          and including December 31, 1997         5.50 to 1


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     from and including January 1, 1998 to
          and including March 31, 1998            5.00 to 1

     from and including April 1, 1998 to
          and including December 31, 1998         4.75 to 1

     on and after January 1, 1999                 4.50 to 1".


          (d) Section 9.11(ii) of the Credit Agreement shall be amended by deleting the text set forth therein and inserting the words "short-term Indebtedness incurred for working capital purposes up to but not exceeding $20,000,000 in aggregate principal amount at any one time outstanding PROVIDED HOWEVER that no more than $10,000,000 of such short-term Indebtedness may be incurred from any Person that is not a Bank;" in lieu thereof.

          (e) Section 9.17(i)(C) of the Credit Agreement shall be amended by inserting the words "PROVIDED that, prior to such use of Refunding Proceeds, the Company shall have issued New Subordinated Debt the Net Cash Proceeds of which shall have been used to prepay Loans (and shall not have reborrowed any such Loans to the extent such reborrowed amounts would constitute Refunding Proceeds), in an aggregate amount for the period from the Effective Date to the date of such Restricted Payment equal to (I) $200,000,000 if the Company has acquired CBos or (II) $100,000,000 if the Company has not acquired CBos" following the words "Refunding Proceeds".

          (f) Section 12.06(c) of the Credit Agreement shall be amended by (i) inserting the words "of all or" immediately before the words "in part of its rights" set forth therein and (ii) inserting the words "if any" after the words "such Bank's Aggregate Commitment not so participated" set forth in clause (v) thereof.

          Section 1.3.  EFFECTIVE DATE.   This Agreement shall be effective on
the first date (the "Amendment Effective Date") when the following conditions shall have been satisfied:

          (a) This Agreement shall have been duly executed and delivered by each of the Company, the Restricted Subsidiaries, the Agent and the Majority Banks.

          (b) The Company and the Restricted Subsidiaries shall have provided the Agents (with copies to be provided for each Bank) with:

          (i) certified copies of the name and signature of each of the persons authorized to sign this Agreement on behalf of the Company and such of the Restricted Subsidiaries parties hereto;

          (ii) an opinion of Robert Lemle, Esq., General Counsel to the Company and the Restricted Subsidiaries covering such matters as any Bank or special New York counsel to the Agents may reasonably request; and

          (iii) an opinion of Sullivan & Crowmell, special New York Counsel to the Company and the Restricted Subsidiaries covering such matters as any Bank or special New York counsel to the Agents may reasonably request.



                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES

          Section 2.1. REPRESENTATIONS AND WARRANTIES. Each of the Company and the Restricted Subsidiaries represents and warrants as follows:

          (a) POWER; BINDING AGREEMENTS. Each of the Company and the Restricted Subsidiaries has full power, authority and legal right to make and perform this Agreement and the Amended Credit Agreement to which it is a party. This Agreement and the Amended Credit Agreement constitute the legal, valid and binding obligations of each of the Company and the Restricted Subsidiaries which is a party thereto, enforceable in accordance with their terms (except for limitations on enforceability under bankruptcy, reorganization, insolvency and other similar laws affecting creditors' rights generally and limitations on the availability of the remedy of specific performance imposed by the application of general equitable principles).

          (b) AUTHORITY; NO CONFLICT. The making and performance of this Agreement and the Amended Credit Agreement by each of the Company and the Restricted Subsidiaries which is a party thereto have been duly authorized by all necessary action and do not and will not (i) violate any provision of any laws, orders, rules or regulations presently in effect (other than violations that, singly or in the aggregate, have not had and are not likely to have a Materially Adverse Effect), or any provision of any of the Company's or the Restricted Subsidiaries' respective partnership agreements, charters or by-laws presently in effect; (ii) result in the breach of, or constitute a default or require any consent under, any existing indenture or other agreement or instrument to which the Company or any of the Restricted Subsidiaries is a party or by which their respective properties may be bound or affected (other than any breach, default or required consent that, singly or in the aggregate, have not had and are not likely to have a Materially Adverse Effect); or (iii) result in, or require, the creation or imposition of any Lien (other than those contemplated by the Security Documents) upon or with respect to any of the properties or assets now owned or hereafter acquired by the Company or any of the Restricted Subsidiaries.

          (c) APPROVAL OF REGULATORY AUTHORITIES. No approval or consent of, or filing or registration with, any federal, state or local commission or other regulatory authority is required in connection with the execution, delivery and performance by the Company and the Restricted Subsidiaries of this Agreement and the Amended Credit Agreement.

               Section 2.2. SURVIVAL. Each of the foregoing representations and warranties shall be made at and as of the Amendment Effective Date and shall constitute a representation and warranty of the Company and the Restricted Subsidiaries made under the Amended Credit Agreement and it shall be an Event of Default if any such representation and warranty shall prove to have been incorrect or misleading in any material respect when made. Each of the representations and warranties made under the Amended Credit Agreement (and including those representations and warranties made herein) shall survive and not be waived by the execution and delivery of this Agreement.


                                   ARTICLE III

                                  MISCELLANEOUS

          Section 3.1. GOVERNING LAW. This Agreement shall be construed in accordance with and governed by the laws of the State of New York.

          Section 3.2. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument.

          Section 3.3. EXPENSES. The Company hereby agrees to pay or reimburse the Agent for all reasonable fees and expenses, including attorneys' fees, incurred in connection with the negotiation, preparation, execution and delivery of this Agreement.

                       [THE NEXT PAGE IS A SIGNATURE PAGE]


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

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers in counterparts all as of the day and year first above written.


                                  CABLEVISION SYSTEMS CORPORATION,
                                    for itself and as a General
                                    Partner of Cablevision
                                    Finance Limited Partnership



                                  By  /s/  William J. Bell
                                     ---------------------
                                     Title:  Vice Chairman

                                  CABLEVISION AREA 9 CORPORATION

                                  CABLEVISION FAIRFIELD CORPORATION

                                  CABLEVISION FINANCE CORPORATION

                                  CABLEVISION LIGHTPATH, INC.

                                  CABLEVISION OF CLEVELAND GP, INC.,
                                    for itself and as a General Partner
                                    of Cablevision of Cleveland Limited
                                    Partnership

                                  CABLEVISION OF CLEVELAND LP, INC.

                                  CABLEVISION OF CONNECTICUT CORPORATION

                                  CABLEVISION OF MICHIGAN, INC.

                                  CABLEVISION SYSTEMS DUTCHESS CORPORATION

                                  CABLEVISION SYSTEMS EAST HAMPTON CORPORATION

                                  CABLEVISION SYSTEMS GREAT NECK CORPORATION

                                  CABLEVISION SYSTEMS HUNTINGTON CORPORATION

                                  CABLEVISION SYSTEMS ISLIP CORPORATION

                                  CABLEVISION SYSTEMS LONG ISLAND CORPORATION

                                  CABLEVISION SYSTEMS SUFFOLK CORPORATION

                                  CABLEVISION SYSTEMS WESTCHESTER CORPORATION

                                  COMMUNICATIONS DEVELOPMENT CORPORATION

                                  CSC ACQUISITION CORPORATION

                                  CSC ACQUISITION - MA, INC.

                                  CSC ACQUISITION - NY, INC.


                                  By  /s/ William J. Bell
                                     ---------------------
                                     Title:  Vice Chairman
                                             of each of the above-named
                                             twenty corporations


                                  CABLEVISION FINANCE LIMITED PARTNERSHIP

                                  By  Cablevision Systems
                                      Corporation, as General Partner


                                  CABLEVISION OF CLEVELAND LIMITED PARTNERSHIP

                                  By  Cablevision of Cleveland GP,
                                      Inc., as General Partner

                          THE TORONTO-DOMINION BANK,
                            Grand Cayman Islands
                            Branch, B.W.I.


                          By   /s/ Melissa B. Nigro
                             ------------------------------------
                             Title:  Manager of Syndications
                                    and Credit Administration


                          BANK OF MONTREAL,
                            Chicago Branch
                            as Bank and Co-Agent


                          By   /s/ Yvonne Bos
                             ------------------------------------
                             Title: Managing Director

                          THE BANK OF NEW YORK,
                            as Bank and Co-Agent


                          By   /s/ Brendan T. Nedzi
                             ------------------------------------
                             Title: Vice President


                          THE BANK OF NOVA SCOTIA,
                            as Bank and Co-Agent


                          By   /s/ Vincent J. Fitzgerald, Jr.
                             ------------------------------------
                             Title: Authorized Signatory


                          THE CANADIAN IMPERIAL BANK
                            OF COMMERCE,
                            as Bank and Co-Agent


                          By   /s/ Deborah Strek
                             ------------------------------------
                             Title: Authorized Signatory

                          NATIONSBANK OF TEXAS, N.A.,
                            as Bank and Co-Agent


                          By   /s/ Jennifer Zydney
                             ------------------------------------
                             Title: Assistant Vice President

                          CREDIT LYONNAIS,
                            Cayman Island Branch

                          By  /s/ M. Bernadette Collins
                             ------------------------------------
                             Title: Vice President

                          MELLON BANK, N.A.


                          By   /s/ G. Lois Ashley
                             ------------------------------------
                             Title: First Vice President


                          ROYAL BANK OF CANADA


                          By   /s/ Barbara Meijer
                             ------------------------------------
                             Title: Manager


                          THE FIRST NATIONAL BANK OF BOSTON


                          By   /s/ David B. Herter
                             ------------------------------------
                             Title: Director


                          THE CHASE MANHATTAN BANK
                            (NATIONAL ASSOCIATION)


                          By   /s/ Anna Garcia
                             ------------------------------------
                             Title: Vice President


                          CHEMICAL BANK


                          By   /s/ John J. Huber, III
                             ------------------------------------
                             Title: Managing Director


                          BANQUE PARIBAS


                          By   /s/ Philippe Vuarchex
                             ------------------------------------
                             Title: Vice President


                          By   /s/ Errol R. Antzis
                             ------------------------------------
                             Title: Group Vice President

                          CITIBANK, N.A.


                          By   /s/ Robert A. Keller
                             ------------------------------------
                             Title: Vice President


                          THE FIRST NATIONAL BANK OF CHICAGO


                          By   /s/ Gary S. Gage
                             ------------------------------------
                             Title: Senior Vice President

                          SHAWMUT BANK CONNECTICUT, N.A.


                          By   /s/ Anne Dorsey
                             ------------------------------------
                             Title: Director


                          BARCLAYS BANK PLC


                          By   /s/ Michael Ballard
                             ------------------------------------
                             Title: Associate Director

                          CORESTATES BANK, N.A.


                          By   /s/ Douglas E. Blackman
                             ------------------------------------
                             Title: Vice President

                          FIRST UNION NATIONAL BANK OF NORTH
                          CAROLINA


                          By   /s/ William F. LaPorte, III
                             ------------------------------------
                             Title: Vice President


                          THE FUJI BANK LIMITED,
                            New York Branch


                          By   /s/ Katsunori Nozawa
                             ------------------------------------
                             Title: Vice President and Manager


                          LTCB Trust Company


                          By   /s/ Hiroshi Sasaki
                             ------------------------------------
                             Title: Senior Vice President

                          NATWEST BANK N.A.
                          (formerly National Westminster Bank
                          USA)


                          By   /s/ Eric S. Meyer
                             ------------------------------------
                             Title: Vice President


                          PNC BANK, National Association


                          By   /s/ Thomas P. Carden
                             ------------------------------------
                             Title: Vice President

                          SOCIETE GENERALE


                          By   /s/ Elaine Khalil
                             ------------------------------------
                             Title: Vice President


                          UNION BANK


                          By   /s/ Steven D. Olson
                             ------------------------------------
                             Title: Vice President


                          TORONTO DOMINION (TEXAS), INC.,
                            as Agent


                          By   /s/ Melissa B. Nigro
                             ------------------------------------
                             Title: Vice President